Exhibit 99.1 JP Morgan High Yield Conference Miami, Florida March 2010 JP Morgan High Yield Conference Miami, Florida March 2010

2

Disclaimer - Forward Looking Statements
Disclaimer - Forward Looking Statements
This presentation contains forward-looking statements. These forward-looking statements relate to, among other things, our financial and operating performance and results, our business strategy, market prices, our future commodity price risk management activities, and our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We may use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “target,” “continue,” “intend,” “plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-
looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to fluctuations in prices of oil and natural gas, future capital requirements and availability of financing, estimates of reserves, geological concentration of our reserves, risks associated with drilling and operating wells, discovery, acquisition, development and replacement of oil and natural gas reserves, cash flow and liquidity, timing and amount of future production of oil and natural gas, availability of drilling and production equipment, marketing of oil and natural gas, developments in oil-producing and natural gas-producing countries, competition, general economic conditions, governmental regulations, receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts, hedging decisions, including whether or not to enter into derivative financial instruments, terrorist attacks, actions by third-party co-owners of interests in properties in which we also own an interest, and fluctuations in interest rates.
We believe it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in our annual and quarterly reports filed with the Securities and Exchange Commission. The risks noted therein provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those contained in any forward-looking statement.

3

Management Representatives
Management Representatives
Joe Evans, Chief Financial Officer
& Executive Vice President
Mark Fischer, Chief Executive Officer
& President
Diane Montgomery
Director, Corporate Finance

4 4 Company Overview Company Overview

5

Chaparral Overview
Chaparral Overview
Founded in 1988, based in Oklahoma City
Core areas are Mid-Continent and Permian Basin
Comprise 90% of reserves and 87% of 2009 production
Third largest oil producer in Oklahoma
Substantial resource potential
Long-lived, shallow-decline conventional reserve base – R/P 21 yrs
Significant near-term high-potential growth opportunities in major plays
Significant resource potential
Enhanced Oil Recovery
Woodford shale gas opportunities
Experienced management team with high ownership stake
Ownership Summary
Key Financial Initiatives
Improve liquidity and financial flexibility
Complete Equity Transaction
Signed term Sheet
Private equity provider
Exclusive negotiations
Minority Investment
Execute new credit facility
$300 - $500 million
3 to 4 year term
Mark A.
Fischer
42.5%
Altoma
Energy G.P.
25.6%
CHK
Holdings,
L.L.C.
31.9%

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

Chaparral ENERGY

6

Operating Areas
Operating Areas
As of December 31, 2009 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 2.4 MMBoe, 2% of total
Production: 0.4 MBoe/d, 2% of total
Acreage (gross / net): 26,254 / 18,360
Permian Basin
Reserves: 16.2 MMBoe, 11% of total
Production: 4.4 MBoe/d, 21% of total
Acreage (gross / net): 90,063 / 66,285
Rocky Mountains
Reserves: 2.2 MMBoe, 1% of total
Production: 0.4 MBoe/d, 2% of total
Acreage (gross / net): 52,088 / 18,532
Company Total
December 2009 proved reserves – 142 MMBoe
2009 average daily production – 21 MBoe/d
Acreage (gross / net): 1,248,929 / 620,557
Val Verde
Basin
Gulf Coast
Reserves: 6.8 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total
Acreage (gross / net): 98,902 / 63,367
Mid-Continent
Reserves: 111.6 MMBoe, 79% of total
Production: 13.7 MBoe/d, 66% of total
Acreage (gross / net): 959,256 / 443,907
Ark-La-Tex
Reserves: 2.7 MMBoe, 2% of total
Production: 0.7 MBoe/d, 3% of total
Acreage (gross / net): 22,366 / 10,106
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Woodford
Basin
OKC

7

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe) (1)(2)
2003 –2009 CAGR = 19%
Annual Production (MMBoe)
2003 – 2009 CAGR = 20%
Chaparral’s reserve replacement ratio averaged 599% per year from 2002 to 2008
142
51
73
103
151
164
113
0
25
50
75
100
125
150
175
2003 2004 2005 2006 2007 2008 2009
2.6
3.2
4.2
5.4
6.8
7.1
7.6
8.1
0
2
4
6
8
10
2003 2004 2005 2006 2007 2008 2009E 2010E
(3)
Notes:  1)Reserves as of December 31, 2008 are based on flat SEC pricing of $44.60/Bbl and $5.61.Mcf
2)Reserves as of December 31, 2009 are based on flat SEC pricing of $61.18/Bbl and $3.87/Mcf
3)Production of 8.1 MMBoe represents midpoint of current production guidance for 2010

8

Reserve Price Sensitivity
Reserve Price Sensitivity
Note: 1) New SEC pricing method - $61.18 oil and $3.87 gas
2) Old SEC pricing method - $79.36 oil and $5.79 gas
3) Average Wellhead of $94.77 oil and $6.27 gas
142
158
161
0
50
100
150
200
New SEC Pricing Old SEC Pricing Nymex Strip
1/14/2010
(3)
(3)
December 31, 2009 Reserves (MMBoe) (1)(2) PV-10 Value ($Billions) (1)(2)
$1.3
$2.2
$2.7
$-
$1.0
$2.0
$3.0
New SEC
Pricing
Old SEC
Pricing
Nymex Strip
1/14/2010

9

Operating and Financial Strategy
Operating and Financial Strategy
Increase reserves and production through drilling of large inventory of near-
term, high potential drilling opportunities
Expand EOR field operations and CO
2
infrastructure
Selectively pursue strategic acquisition opportunities with significant upside potential
Hedge production to stabilize cash flow
Achieve growth objectives while maintaining strong liquidity position

10

Stable Base and Growth Potential
Stable Base and Growth Potential
Stable Producing Base
Long-lived reserve base
•
8.8% projected annual
decline in PDP production
from 2010 to 2023
(1)
63% oil concentration (SEC
pricing)
66% proved developed
reserves
86% of proved reserves
operated
85% of PDP production
hedged over the next two
years to stabilize cash flow
Highly diversified production
across fields (8,174 wells)
Note: 1) Percent decline is average annual decline rate of PDP production from third-party reserve reports
Low-Risk Long-Term
Upside
Significant Near-Term
Growth
180 MMbo potentially
recoverable through EOR
properties
Reserve growth through CO
2
infrastructure
Woodford Shale
developments
3,485 identified additional
potential drilling locations
16-year inventory of drilling
locations at 2010 drilling rate
of 295 wells (113 operated
wells and 182 outside
operated wells)
840 enhancement projects
295 wells planned for 2010
with expected net exit rate
production of 7.0 MBoepd
Low-risk infill or step-out wells
(99% success rate in 2007-
2009)
1,333 identified proved
undeveloped drilling locations
•
Primarily focused on the
Mid-Continent region with
1,061 locations
Undeveloped acreage: 84,396
net acres

11

Strong Inventory of Drilling Locations
Strong Inventory of Drilling Locations
Chaparral has experienced a high historical drilling success rate of 99% on a weighted average basis during 2007, 2008 and 2009
1,333 Identified Proven Undeveloped Drilling Locations
3,485 Additional Potential Drilling Locations
Rocky
Mountains
111
Mid-
Continent
2,633
Permian
Basin
480
Gulf Coast
44
Ark-La-Tex
34
North
Texas
183
Rocky
Mountains
87
Mid-
Continent
1,061
Permian
Basin
47
Gulf Coast
7
Ark-La-Tex
3
North
Texas
128

12

Capital Budget
Capital Budget
Component 2006 2007 2008 2009E
2010
Budget
Drilling  134  121  176  83  121
Enhancements  31  44  55  34  11
Acquisitions (1)  489  50  46  19  2
Tertiary Recovery  13  15  25  15  40
Total 667  230  302  151  174
Note: (1) 2006 Includes major acquisition of Calumet Oil Company
2010E Oil and Gas Capital Expenditures
2010E Drilling CAPEX by Major Plays ($MM)
Conventional Drilling
EOR Drilling
Oil & Gas Capital Expenditures ($MM)
$3.5
$4.8
$5.3
$5.3
$8.1
$17.9
$19.1
$30.8
0 5 10 15 20 25 30 35 40 45 50
SWAGSU
Woodford Shale
Camrick
Haley
Tunstill
Osage County
Granite Wash
Cleveland Sand
Drilling
EOR
Enhancements
Acquisitions 1%
Mid-Continent
Other
Gulf Coast
Permian
Basin

13

Cleveland Sand Play
Cleveland Sand Play
Ellis County Area
Horizontal drilling
Tight sand play
Depth: 7,900 – 9,700 feet
Scheduled to drill 19 wells in
2010
10 operated, avg WI 85%
9 non-op, avg WI 10%
Aledo-Bray Area
Gilson 2H-24, Chap Op with 100% WI
1.8 MMcf/d, 240 BOPD
State A 6H-36, Chap Op with 100% WI
2.8 MMcf/d, 250 BOPD
Bray #3-4H  Chap Op 98%
IP 3.2 MMcf/d, 320 BOPD
Play Statistics
Gross reserves / well (MMboe): 0.3 – 0.5
Gross CapEx / well ($MM): $2.6 - $4.4
Chaparral net acres: 9,000
Avg working interest: 57%
Potential drill locations: 91
ROI: (2010 Op Drilling) 4.26
ROR: (2010 Op Drilling) 70%
Robertson #3-34H  Chap Op 100% WI
Waiting on Completion
Bray #4-4H Proposed Chap Op 98% WI
Milton #3H-26 Recently Completed
Recently Drilled Wells
Proposed Wells
Sections w/Chap Interests
Robertson #4-34H  Chap Op 100% WI
Drilling

Texas
Oklahoma
Hutchinson
Roberts
Hemphill
Dewey
Blaine
Custer
TX Core Area: 1,770 Net Acres
Carson
Gray
Wheeler
Beckham
OK Core Area: 4,615 Net Acres
Legend:
= Documented Leasehold

Chaparral ENERGY

14 14 Granite Wash Play Granite Wash Play Current Producing Net Acreage: 12,634 Acres Stiles Ranch Area Colony Wash Area

Washita County, OK
Granite Wash “A”, “B” & “C” Zones
Horizontal drilling, 12,500’ depth
Initial production rates:
– 3 – 5 MMcf/d & 200 – 500 Bbl/d
Scheduled to drill 9 wells in 2010
2 operated
7 non-operated
Recently Drilled Wells
Proposed Wells
Sections w/Chap Interests
Granite Wash Play – Colony Wash Area
Granite Wash Play – Colony Wash Area
Play Statistics
Gross reserves / well (MMBoe): 0.7
Gross CapEx / well ($MM): $6.4
Chaparral net acres: 1,620
Avg working interest: 23.7%
Potential drill locations: 24
ROI: (2010 Op Drilling) 3.67
ROR: (2010 Op Drilling) 98.6%
15
15
Gunter 2H-14
Chap Op & 70% WI
IP: 6.5 MMcf/d, 500 BOPD
Kliewer #1-18H
CHK Op, Chap: 18% WI
IP: 11.6 MMcf/d, 700 BOPD
Roxanne –3-17H and 4-17H
Questar Op, Chap 25% WI
Drilling
Roxanne 1-17H
Chap Op & 25% WI
IP: 7.7 MMcf/d, 736 BOPD
Roxanne 2-17H
Questar Op, Chap 25% WI
IP: 5 MMcf/d, 600 BOPD
Kliewer 18H (#,2,3,4)
CHK Op, Chap: 18% WI
Avg IP 5.5 MMcf/d, 400 BOPD/well
2 producing, 2 drilling
Riley #1-20H CHK Op, Chap 14% WI
completing
Simpson 4-26H
St. Mary’s Op, Chap: 16% WI
IP: 5 MMcf/d, 200 BOPD
Peters 2H-19
Chap Op & 70% WI
IP: 4.8 MMcf/d, 240 BOPD
West 7-35H,
St. Mary’s Op, Chap: 11% WI
IP: 5.2 MMcf/d, 480 BOPD

Granite Wash Play – Stiles Ranch Area
Granite Wash Play – Stiles Ranch Area
Britt  #8-6H Drilling WI 12.5%
Completing
Britt  #8-4H Drilling WI 12.5%
2/2/10 IP: 17,624 Mcfe/d
Play Statistics
Gross reserves / well
(MMBoe): 1.0
Gross CapEx / well ($MM): $7.38
Chaparral net acres: 855
Avg working interest: 51.2%
Potential drill locations: 21
ROI: (2010 Op Drilling) 6.4
ROR: (2010 Op Drilling) 100%
Horizontal Drilling
Scheduled to drill 2
wells in 2010
1 op – WI 50%
1 nonop – WI 25%
Depth 14,500’
16
16
Brown “6” #2H WI 25%
Proposed
Brown Area
18MMcfe/d
1,000 Bopd
Britt  #7-12H Drilling WI 41%
On line 2/13/10
10MMcfe/d
Britt  #7-11H Drilling WI 40%
Frac date 2/12/10
Britt 8-5H  WI 12.5%
2/4/10 IP: 21,000 Mcfe/d
Britt Area
21MMcfe/d
27.1MMcfe/d
Brown “8” #2H WI 50%BPO,
50% WI - Proposed
Britt 7-9H  WI 40%
Flowing back 2/4/10
17MMcfe/d

North Burbank Unit
South Burbank Unit
FEET
0 12,441
PETRA 1/18/2010 4:24:50 PM
17
17
Osage And Creek Counties, OK
Osage And Creek Counties, OK
Osage County, OK
West Fairfax Chat
Formations:  Burbank, Miss. Chat
Producing depth: 3,000ft.
1 company rig currently running
Scheduled to drill 45 Chaparral operated
wells in 2010
Play Statistics
Gross reserves / well (MMBoe): 0.1
Gross CapEx / well ($MM): $0.4
Chaparral net acres: 66,380
Avg working interest: 89.4%
Potential drill locations: 347
ROI: (2010 Op Drilling) 5.6
ROR: (2010 Op Drilling) 96.2%
Held by production
Leasehold
FEET
0 2,643
PETRA 1/18/2010 4:37:45 PM
SBU Area Burbank & Chat
FEET
0 1,471

18

Tunstill Field Play
Tunstill Field Play
BELL CANYON SAND
Loving Co.
Reeves Co.
Formation
Gross reserves / well (MMBoe): 0.1
Gross CapEx / well ($MM): $0.9
Chaparral net acres: 20,640
Total seismic sq.mi.: 10
Avg working interest: 100%
Potential drill locations: 222
Recently Drilled Locations
Farm-In Acreage:  10,920 acres
Existing Acreage:  9.400 acres
Location: Loving County, Texas
Substantial Bone Springs potential
Delaware Basin
Multi-pay environment
Depth: 3300-5200 feet
Scheduled to drill 10 Chaparral
operated wells in 2010
CHERRY CANYON SAND

19

Haley Play Area
Haley Play Area
Atoka and Morrow Play
(17,700’ depth)
Expensive wells
High production rates
Large reserve potential
Play Statistics
Atoka
Morrow
Gross reserves / well (MMBoe): 1.9
Gross CapEx / well ($MM): $10.2
Chaparral net acres: 2,605
Avg working interest:
74%
2010 Scheduled drill locations: (Chaparral
operated)
1
ROI: (2010 Op Drilling) 3.91
ROR: (2010 Op Drilling) 100%
Play Statistics
Bone
Springs
Gross reserves / well (MMBoe): 0.3
Gross CapEx / well ($MM):
$2.1
Chaparral net acres:
2,605
Avg working interest: 74%
2010 Scheduled drill locations:
(Chaparral Operated) 1
ROI: (2010 Op Drilling) 4.2
ROR: (2010 Op Drilling) 38.7%
Haley 36-4, Chap Op, 91% WI, IP Aug ’06
IP:  8.1 MMcfe/d
Haley 36-5, Chap op, 78% WI,
Next proposed location
Bowdle 47-4, Chap Op & 98% WI
Currently drilling
Bowdle 47-2, Chap Op & 98% WI
TD: 3Q08, IP 18.8 MMcfe/d
Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage

20

Anadarko Basin - Woodford Shale
Anadarko Basin - Woodford Shale
Chaparral Operated Wells
Chaparral Non-Operated Wells
Industry Recently Permitted or Currently Drilling Locations
Industry Completed Woodford Horizontal Wells
Ellis
Blaine
Dewey
Kingfisher
Grady
Caddo
Washita
Beckham
Roger Mills
Custer
Canadian
Chaparral’s Acreage
21,600 (+/-) net acres held by
production (HBP), 1,080 non-producing acres
Potential drilling locations  787  (162 net)
Play Economics
(1)
4.0 – 6.0 Bcfe gross per well with
4,000 foot lateral
Completed well costs: $7 – $9 million
Recent Industry Woodford Gross IPs
Golden 1 – 3H: 8.3 MMcfe/d
Guinn 1 – 10H: 7.1 MMcfe/d
Dixie 1 – 4H: 5.9 MMcfe/d
Young 2-22H: 6.8 MMcfe/d
Drilling Activity
Expect to drill 1 operated well in 2010:
ROR 100%,
ROI  7.68
Expect to drill 6 non-operated wells in 2010
Note: 1) Play economics sourced from Cimarex May 2009 presentation

"Stranded Oil" 374B Barrels
Proven Reserves 16B Barrels
Already Produced 192B Barrels

Chaparral ENERGY

21

Enhanced Oil Recovery Opportunities
Enhanced Oil Recovery Opportunities
The Oil is There
- U.S. Oil -
Chaparral utilizes CO
2
and polymer EOR techniques
CO
2
EOR involves injection of CO
2
and water to enhance hydrocarbon
mobility to drive hydrocarbons to wells
Polymer EOR improves areal sweep efficiency and minimizes channeling

9
10
16
15
T27N-R6E
21
22
34
3
16
15
13
22
24
27
25

Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08

22

North Burbank Unit –
Polymer & CO
2
Tertiary Recovery
North Burbank Unit –
Polymer & CO
2
Tertiary Recovery
North Burbank Improved Recovery
60
70
80
90
100
110
120
130
140
150
160
—
—
—
—
Phillips’ Polymer Project
Chaparral
Polymer Pilot
WI - 99.25% (operated property)
Size - 23,080 acres; Depth - 3,000’
OOIP – 824 MMBO
Cum. Recovery - 317 MMBO (primary & secondary)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 269 producing, 193 injection, 493 TA
Upside Potential - Polymer EOR
Phillips instituted polymer EOR Program on 1,440 acres
from 1980 - 1986 as pilot area
Production increased from 500 BOPD to
1,200 BOPD
Phillips incremental oil recovery 2.4MMBO
Reinstituted  polymer flood on 485 acres; $6MM cost, 19
well pattern
Return 349 wells to production; 8-33 BOPD per well
CO2
EOR Potential

N.W. Camrick Unit
Camrick Unit
Perryton Unit

OIL PRODUCTION (BOPM)
1,000,000
100,000
10,000
1,000
ALL THREE UNITS
1+2+NP+3+NW+4
1+2+NP+3+NW
1+2+NP+3
1+2+NP
ACTUAL
PHASE 1+2
PHASE 1
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20

23

Camrick Area CO
2
Tertiary Recovery
Camrick Area CO
2
Tertiary Recovery
Consists of three unitized fields
Operated with an average working interest of
54%
CO
2
injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,800
Bbls/day
Expansion of CO
2
injection operations from 15
MMcfpd to 25 MMcfpd has been completed
NW Camrick, Camrick and Perryton Units:  8/8 Basis
Reservoir
Morrow
Net Acreage 15,200
OOIP (MMbo) 125.6
Primary oil recovery (MMbo) 16.6
Secondary oil recovery (MMbo) 13.1
Estimated tertiary
CO2
recovery (MMbo) 14.4
Beaver & Texas Counties, OK
Lipscomb County, TX
Camrick Area, OK
Projected and Actual Response

24

Substantial Upside With CO
2
Tertiary Recovery
Substantial Upside With CO
2
Tertiary Recovery
CO
2
project inventory
7 units with proved reserves
65 units with 2P & 3P EOR
reserves
10 units with CO
2
injection
CO
2
Infrastructure
374 miles of existing line
49 MMcfe/d of CO
2
supply
Includes connecting 14 - 17
MMcf/d of CO
2
from Arkalon
16 mile expansion in 2008
$20 million spent in 2008
$84.7 million investment
$272.8 million net cash flow
$104.3 million PV-10
4.22x ROI
51.1% IRR
CO
2
Tertiary Recovery Projects
Economics (5 Proved Reserves Projects)(1)
(1)  Economics based on 12/31/09 reserves at 12/31/09 NYMEX pricing .

25

Currently Owned CO
2
Development Potential
Currently Owned CO
2
Development Potential
Total OOIP 3250 MMBO
Primary Production 506 MMBO
Secondary Recovery 530 MMBO
Tertiary Potential   312 MMBO
Net Tertiary Potential 180 MMBO
Existing CELLC CO
2
Pipelines
Existing Third Party CO
2
Pipelines
Proposed CELLC CO
2
Pipelines
Owned Active CO
2
fields
Owned Potential CO
2
fields
CO
2
Source Locations

Arkalon Ethanol Plant
Interstate Unit
Carthage Unit
Postle Morrow Unit
Koch Fertilizer Plant
Burbank Field
Camrick Unit
Booker Units
Transpetco P/L 12"
Woodward Plant
Borger CO_2 Pipeline
Enid/Purdy CO_2 P/L
Agrium Borger Plant
Velma Units

Chaparral ENERGY

26

CO
2
Infrastructure & Resource Potential
CO
2
Infrastructure & Resource Potential
Chaparral CO2
Pipelines
Proposed Chaparral Pipelines
Third Party Pipelines
Cum. Recovered 1-3 MMBO
Cum. Recovered 3-5 MMBO
Cum. Recovered 5-10 MMBO
Cum. Recovered 10+ MMBO

27

EOR Potential
EOR Potential
CO
2
- EOR is the fastest growing form of Enhanced Oil Recovery in the US
240,000 BOPD in 2008, mostly in Permian Basin and New Mexico
4.7% of US crude oil production
Traditional oil recovery methods leave behind 390 billion barrels already discovered
U.S. Department of Energy – Office of Fossil Energy – Office of Oil and Natural Gas
CO
2
– EOR Technically Recoverable Resource Potential
Basin / Area
No. Large Reservoirs
Assessed
All Reservoirs (Ten Basins / Areas Assessed)
OOIP
(Billion Barrels)
ROIP
(Billion Barrels)
Technically Recoverable
(Billion Barrels)
Alaska 34 67.3 45.0 12.4
California 172 83.3 57.3 5.2
Gulf Coast 239 44.4 27.5 6.9
Mid-Continent 222 89.6 65.6 11.8
Illinois & Michigan 154 17.8 11.5 1.5
Permian 207 95.4 61.7 20.8
Rocky Mountains 162 33.6 22.6 4.2
Texas: East & Central 199 109.0 73.6 17.3
Williston 93 13.2 9.5 2.7
Louisiana Offshore 99 28.1 15.7 5.9
Total 1,581 581.7 390.0 88.7
Source: Advanced Resources International, February 2006
Notes: (1)Original oil in place, in all reservoirs in basins / areas
(2)Remaining oil in place, in all reservoirs in basins / areas
(1)
(2)

28 28 Financial Overview Financial Overview

29

Summary Financial Data
Summary Financial Data
2007 2008 2009E
Price
Oil – Wellhead ($/Bbl) 69.85 96.23 57.37
Gas – Wellhead ($/Mcf)
(1)
6.41 7.72 3.51
NGL – Wellhead ($/Bbl)
---
57.61 35.38
Production (MMBoe) 6.7 7.1 7.6
Oil (MMBbls) 3.3 3.4 3.4
Gas (Bcf)
(1)
20.5 19.8 22.6
NGL (MMBbls)
---
.4 .4
Revenue Including Cash Settled Derivatives ($MM) 345.4 450.2 348.0
Lease Operating Expenses 104.5 120.5 94.2
Production and Ad Valorem Taxes 26.2 33.8 20.3
General and Administrative Expenses 21.8 22.4 23.7
Operating Expenses 152.5 176.7 138.2
Interest (Expense) (87.7) (86.0) (90.1)
Other Income / (Expense) 3.8 6.7 14.4
EBITDA 196.7 280.2 223.7
Discretionary Cash Flow 109.0 194.2 133.6
Total Capex
(2)
230.2 302.7 150.6
Notes:
1 Prior to 2008, NGL volumes and sales were included in gas volumes and sales
2. Includes oil & gas capex, non-drilling capex, and capitalized general and administrative expenses

30

Strong Historical Growth and Improving Cost Structure
Strong Historical Growth and Improving Cost Structure
Production (BOE) / Day LOE / BOE
Production & Ad Valorem Taxes / BOE G&A / BOE
$3.47
$3.87
$4.78
$2.66
$3.88
$0.00
$2.00
$4.00
$6.00
2006 2007 2008 2009E 2010E
$2.72
$3.22
$3.16
$3.40
$3.11
$0.00
$1.00
$2.00
$3.00
$4.00
2006 2007 2008 2009E 2010E
Chart Title
14,788
18,558
19,323
20,926
22,200
0
10,000
20,000
30,000
2006
2007
2008 2009E 2010E
$0.00
$5.00
$10.00
$15.00
$20.00
2006 2007 2008 2009E 2010E
$13.28
$15.42
$17.05
$12.33
$12.50

31

Debt and Liquidity
Debt and Liquidity
Net Secured Debt / EBITDA
Liquidity
Current Maturity
Profile ($mm)
5.34x
2.28x
2.01x
2.04x
0
1
2
3
4
5
6
2006 2007 2008 2009E
120.9m
88.0m
55.4m
73.0m
0
50
100
150
2006 2007 2008 2009E
0
100
200
300
400
500
600
2010 2011 2012 2013 2014 2015 2016 2017
507
324
324

32

Hedge Portfolio
Hedge Portfolio
Provides financial security for next two volatile price years
Leaves upside pricing potential for outer years
Note: 1) Dollars represent average strike price of hedges (includes all derivative instruments)
(2)
Gas Basis Hedges
Price
% Gas
PDP
Jan-Dec 2010 $0.79 74%
Jan-Dec 2011 $0.74 73%
2010
2011 2012
$7.07
$7.24
$7.34
$68.46
$68.40
$68.40
$10.00
$110.00
$110.00
$11.53
$168.55
$152.71
Oil Collars Oil Swaps Gas Swaps Gas Collars
2Q 2009 - monetized 2012 & 2013
contracts, net cash proceeds
$102 million
4Q 2008 and 1Q 2009 – monetized
portion of 2009 contract, net cash
proceeds $42 million
Recently completed 2010 gas
production hedging at $5.60 and
2011 gas at $6.48 mmbtu
Recently completed 2010 oil
production hedging at $80.50 bbl
$90.46
% of Proved Developed Producing Hedged
(As of February 24, 2010)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

33 33 2010 Guidance 2010 Guidance Oil and Gas CAPEX $174 million Production 8.0 - 8.2 MMBoe General and Administrative $3.30 – $3.50/Boe Lease Operating Expense $12.00 - $13.00/Boe